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                                                                    Exhibit 10.2

                          FIRST SUPPLEMENTAL INDENTURE

     THIS FIRST SUPPLEMENTAL INDENTURE, dated as of the 9/th/ day of February, 2001, between MASSEY ENERGY COMPANY, a Delaware corporation, formerly named Fluor Corporation (the "Company"), having its principal executive office at 4 North 4/th/ Street, Richmond, Virginia, 23219, and BANKERS TRUST COMPANY, a New York banking corporation (the "Trustee"), supplements that certain Indenture dated as of February 18, 1997 (the "Indenture", capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture).

                             RECITALS OF THE COMPANY

     The Company desires to enter into this First Supplemental Indenture pursuant to Section 9.01(2) of the Indenture to add a covenant of the Company for the benefit of the Holders of all Securities.

     A Company Order, duly executed by authorized officers of the Company, has been delivered to the Trustee in accordance with Section 9.01(2) of the Indenture authorizing the Company to enter into this First Supplemental Indenture for the purpose described above and no consent of the Holders is required for the execution and delivery of this First Supplemental Indenture by the Company and the Trustee.

     All things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     For valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and ratable benefit of all Holders of the Securities, as follows:

SECTION 1. Supplement to Indenture.
           -----------------------

     Article Ten of the Indenture is hereby supplemented by the addition of the following covenant in a new Section 10.8A as follows:

     SECTION 10.08A. Maintenance of Guaranty in Certain Circumstances.
                     ------------------------------------------------

          The Company's obligations to duly and punctually pay the principal of, interest on, and premium, if any, with respect to the Securities, in accordance with the terms of the Securities and this Indenture, shall be fully guaranteed by A.T. Massey Coal Company, Inc., a Virginia corporation and a wholly-owned Subsidiary of the Company, so long as the Company's obligations under that certain three-year Credit Agreement, dated as of November 30, 2000, among the Company, as borrower, A.T. Massey Coal Company, Inc., as guarantor, the lenders party thereto, Citibank, N.A., as administrative agent for the lenders party

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     thereto, PNC Bank, National Association, as Syndication Agent,
     and First Union National Bank, as Documentation Agent, and any other bank credit facility which would constitute Funded Debt (as such term is defined in Section 1.02 of the Indenture) of the Company, are also guaranteed by A.T. Massey Coal Company, Inc.

Such guaranty shall be in the form attached hereto as Exhibit A.
                                                      ---------

SECTION 2. Ratification.
           ------------

     Except as expressly supplemented hereby, all of the provisions of the Indenture are hereby ratified and confirmed as in full force and effect.

SECTION 3. Governing Law.
           -------------

     This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law.

SECTION 4. Counterparts.
           ------------

     This instrument may be executed in one or more counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

                      [Signatures Appear on Following Page]

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
First Supplemental Indenture as of the day and year first above written.

Attest:                              MASSEY ENERGY COMPANY


_____________________________
Its:                                 By: _____________________________
                                     Its:_____________________________


                                     BANKERS TRUST COMPANY, as Trustee
Attest:


_____________________________        By: _____________________________
Its:                                 Its:_____________________________

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                                                                       Exhibit A
                                                                       ---------

                                Form of Guaranty
                                ----------------


                                   [attached]

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                                    GUARANTY

     THIS GUARANTY, dated as of the 9/th/ day of February, 2001, by A.T. Massey Coal Company, Inc., a Virginia corporation (the "Guarantor"), to BANKERS TRUST COMPANY, a New York banking corporation in its capacity as Trustee under the Indenture, as defined below (the "Trustee"), for the benefit of the holders of the Securities, as defined below (collectively, the "Securityholders"), recites and provides as follows:

     WHEREAS, the Trustee and Fluor Corporation, a Delaware corporation now known as Massey Energy Company (the "Company"), are parties to that certain Indenture, dated as of February 18, 1997 (as amended by that certain First Supplemental Indenture, dated as of the date hereof, the "Indenture"), providing for the issuance by the Company, from time to time, of certain unsecured debt securities described therein (the "Securities");

     WHEREAS, the Company owns all of the outstanding shares of the capital stock of the Guarantor and the Guarantor has derived, and will in the future derive, substantial direct and indirect benefits as a result of the borrowings evidenced by the Securities; and

     WHEREAS, the Guarantor desires to guarantee all of the Company's payment obligations with respect to the Securities issued under the Indenture under the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby agrees as follows:

     Section 1. Unconditional Guaranty. The Guarantor hereby unconditionally and
     ---------
irrevocably guarantees to the Trustee, for the equal and ratable benefit of the Securityholders, the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all payment obligations of the Company now or hereafter existing with respect to the Securities issued and to be issued under the Indenture, whether for principal, interest, premium (if any), fees, expenses or otherwise (collectively, the "Obligations"). Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Company to the Securityholders but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. The Guarantor's obligations under this guaranty shall continue until this guaranty is terminated in accordance with Section 6 hereof.

     Section 2. Guaranty Absolute. The Guarantor guarantees that the Obligations
     ---------
will be paid strictly in accordance with the terms of the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Securityholders. The obligations of the Guarantor under this guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this guaranty, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of the Guarantor under this guaranty shall be irrevocable, absolute and unconditional, irrespective of,

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and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of the Indenture, the Securities or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Indenture;

     (c) any taking, exchange, release or non-perfection of any collateral or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     (d) any change, restructuring or termination of the corporate structure or existence of the Company; or

     (e) any other circumstance (including, without limitation, any statute of limitations to the fullest extent permitted by applicable law), which might otherwise constitute a defense available to, or a discharge of, the Guarantor, the Company or a guarantor.

This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Trustee or any of the Securityholders upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

     Section 3. Waivers. (f) The Guarantor hereby expressly waives promptness,
     ---------
diligence, notice of acceptance, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against the Company or against any other guarantor of all or any portion of the Obligations, and all other notices and demands whatsoever. Without limitation, the Guarantor waives the provisions of Sections 49-25 and 49-26 of the Virginia Code, as amended, relating to the rights of a guarantor to require a creditor to sue and the effect of failure of a creditor to act thereon.

     (a) The Guarantor hereby waives any right to revoke this guaranty, and acknowledges that this guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future.

     (b) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated in the Indenture and that the waivers set forth in this guaranty are knowingly made in contemplation of such benefits.

         Section 4. Subrogation. The Guarantor will not exercise any rights
         ---------
that it may now or hereafter acquire against the Company or any other insider guarantor that arise from the

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existence, payment, performance or enforcement of the Obligations under the
Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Trustee against the Company or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the termination of this guaranty pursuant to Section 6 hereof, such amount shall be held in trust for the benefit of the Trustee and the Securityholders and shall forthwith be paid to the Trustee to be credited and applied to the Obligations and all other amounts payable under this guaranty, whether matured or unmatured, or to be held as collateral for any Obligations or other amounts payable under this guaranty thereafter arising. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and that the waiver set forth in this section is knowingly made in contemplation on such benefits.

     Section 5. Successors and Assigns. This guaranty is a continuing guaranty
     ---------
and shall (i) be binding upon the Guarantor, its successors and assigns, (ii) inure to the benefit of the Trustee on behalf of the Securityholders and be enforceable by the Trustee, and its successors, on behalf of the Securityholders, and (iii) be reinstated if at any time any payment to the Trustee or a Securityholder hereunder is required to be restored by such Trustee or a Securityholder.

     Section 6. Termination. Any term or provision of this guaranty to the
     ---------
contrary notwithstanding, this guaranty shall remain in full force and effect until the first to occur of (i) payment in full of the Obligations and all other amounts payable under this guaranty (subject, however, to reinstatment as provided in Sections 2 and 5 hereof), and (ii) the Termination Date. For the purposes of this Section 6, the "Termination Date" refers to the date upon which all of the Guarantor's obligations as a guarantor of the Company's obligations under that certain three-year Credit Agreement, dated as of November 30, 2000, among the Company, as borrower, the Guarantor, the lenders party thereto (the "Lenders"), Citibank, N.A., as administrative agent for the Lenders, PNC Bank, National Association, as Syndication Agent, and First Union National Bank, as Documentation Agent, and any other bank credit facility guaranteed by the Guarantor which would constitute Funded Debt (as such term is defined in Section
1.02 of the Indenture) of the Company under generally accepted accounting principles, shall have terminated in accordance with such credit agreement or other credit facility.

     Section 7. Limitation of Guaranty. Any term or provision of this guaranty
     ---------
to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which the Guarantor shall be liable shall not exceed the maximum amount for which the Guarantor can be liable without rendering this guaranty subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect (a) to all other liabilities of the Guarantor, contingent or

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otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor in respect of intercompany debt to the Company to the extent that such debt would be discharged in an amount equal to the amount paid by the Guarantor hereunder) and (b) to the value as assets of the Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by the Guarantor pursuant to (i) applicable law or (ii) any agreement, if any, providing for an equitable allocation among the Guarantor and other subsidiaries or affiliates of the Company of obligations arising under this guaranty or other guaranties of the Obligations by such parties.

     SECTION 8. Notices. All notices and other communications in connection
     ---------
herewith shall be in writing and shall be deemed to have been duly given if sent by receipted overnight courier, or mailed, postage prepaid, registered or certified mail, to the following addresses or at such other addresses as the parties hereto may designate from time to time in writing:

     If to the Guarantor:

          Massey Energy Company
          4 North 4/th/ Street
          Richmond, Virginia 23219-2230
          Attn: President and General Counsel

     If to the Trustee:

          Corporate Trust Office
          Bankers Trust Company
          4 Albany Street
          New York, New York 10006

     Section 9. Governing Law. This guaranty shall be governed by, and construed
     ---------
and enforced in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this guaranty to be executed by its duly authorized representative.


                                        A.T. Massey Coal Company, Inc.



                                        By: ____________________________________

                                        Its: ___________________________________

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